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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 26, 2006


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-001
                (by Hartford Life Insurance Company as Depositor)
             (Exact name of registrant as specified in its charter)

       DELAWARE                     333-123441-96               NOT APPLICABLE
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2006-001

                       C/O HARTFORD LIFE INSURANCE COMPANY

                              200 HOPMEADOW STREET

                           SIMSBURY, CONNECTICUT 06089

                    (Address of principal executive offices)

                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed in connection with Hartford Life Insurance Company's ("Hartford Life") program (the "Program") for the issuance of secured notes through Delaware statutory trusts, registered on the Registration Statement on Form S-3, as amended (File No. 333-123441).

          (c)      Exhibits

    EXHIBIT NUMBER                       DESCRIPTION
   ----------------                     --------------
          1.1 Distribution Agreement relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001 (included in Section C to
                    Exhibit 4.4 hereto)

          3.1       Certificate of Trust for Hartford Life Global Funding Trust
                    2006-001

          3.2 Trust Agreement relating to Hartford Life Global Funding Trust 2006-001 (included in Section A to Exhibit 4.4 hereto)

          4.1 Indenture relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001 (included in Section B to Exhibit 4.4 hereto)

          4.2 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001

          4.3 Funding Agreement issued by Hartford Life Insurance Company to Hartford Life Global Funding Trust 2006-001

          4.4 Omnibus Instrument relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001

          99.1 Schedule identifying the differences between the certificate of trust for the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.1 is incorporated by reference and Exhibit 3.1 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.2 Schedule identifying the differences between the notes issued by the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.2 is incorporated by reference and Exhibit 4.2 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.3 Schedule identifying the differences between the funding agreement issued to the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.3 is incorporated by reference and Exhibit 4.3 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.4 Schedule identifying the differences between the omnibus instrument relating to the notes issued by the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.4 is incorporated by reference and
                    Exhibit 4.4 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Hartford Life Global Funding Trust 2006-001
                               (by Hartford Life Insurance Company as depositor)



Date:  July 26, 2006           BY: /s/ JEFFREY L. JOHNSON
                               --------------------------------------------
                               Name:    Jeffrey L. Johnson
                               Title:   Assistant Vice President

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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                       DESCRIPTION
   ----------------                     --------------

          1.1 Distribution Agreement relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001 (included in Section C to
                    Exhibit 4.4 hereto)

          3.1       Certificate of Trust for Hartford Life Global Funding Trust
                    2006-001

          3.2 Trust Agreement relating to Hartford Life Global Funding Trust 2006-001 (included in Section A to Exhibit 4.4 hereto)

          4.1 Indenture relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001 (included in Section B to Exhibit 4.4 hereto)

          4.2 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001

          4.3 Funding Agreement issued by Hartford Life Insurance Company to Hartford Life Global Funding Trust 2006-001

          4.4 Omnibus Instrument relating to the 5.00% Callable Secured IncomeNotes(sm) due January 15, 2011 of Hartford Life Global Funding Trust 2006-001

          99.1 Schedule identifying the differences between the certificate of trust for the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.1 is incorporated by reference and Exhibit 3.1 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.2 Schedule identifying the differences between the notes issued by the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.2 is incorporated by reference and Exhibit 4.2 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.3 Schedule identifying the differences between the funding agreement issued to the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.3 is incorporated by reference and Exhibit 4.3 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.

          99.4 Schedule identifying the differences between the omnibus instrument relating to the notes issued by the trust identified on the cover page of the Exchange Act report into which this Exhibit 99.4 is incorporated by reference and
                    Exhibit 4.4 to Hartford Life Global Funding Trust 2006-001's Report on Form 8-K filed on July 26, 2006.


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